Exhibit 10.3

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk ("***") and has been filed separately with the Securities and Exchange Commissions.


                              Amendment No. 2

                  TO THE A319/A320/A321 PURCHASE AGREEMENT

                        dated as of October 31, 1997

                                  between

                              AVSA, S.A.R.L.,

                                    and

                           US AIRWAYS GROUP, INC.



 This Amendment No. 2 (hereinafter referred to as the "Amendment") entered into as of January 19, 1999, by and between AVSA, S.A.R.L., a societe limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer");


                                WITNESSETH:

      WHEREAS, the Buyer and the Seller entered into an Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A319, A320 and A321 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of June 10, 1998 is hereinafter called the "Agreement".

      WHEREAS, the Buyer and the Seller agree to amend the deliver schedule for the Aircraft.

      NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

 1.   DEFINITIONS

      Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

 2.   DELIVERY SCHEDULE

 2.1 In line with the terms of Subparagraph 3.3 of Amendment No. 1, the Seller has offered the Buyer, and the Buyer has accepted, (i) delivery positions for some Additional Aircraft and (ii) to *** certain
      A319 and A320 delivery positions. Consequently, the Buyer and the Seller hereby agree:

      (i)  as per the terms of the Seller's letter dated June 4, 1998, ***;

      (ii) as per the terms of the Seller's letters dated June 24, 1998 and June 26, 1998, ***.

 2.2  Therefore,

      (i) the delivery schedule set forth in Subclauses 9.1.1. and 9.1.2 of the Agreement is hereby superseded and replaced by the schedule set forth in Appendix 1 hereto;

      (ii) the number of Firm Aircraft is increased by *** units, such that the number of Firm Aircraft is now *** units (*** A319 Firm Aircraft and *** A320 Firm Aircraft), ***.

      (iii) the number of Reconfirmable Aircraft is ***, such that the number of Reconfirmable Aircraft granted by the Seller to the Buyer is now ***.

 2.3 On signature of this Amendment, the Buyer will make all Predelivery Payments due as a result of the rescheduling of the Aircraft as set forth above, minus amounts already received by the Seller as of the date hereof.


      If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of this Agreement.


                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:    /s/ Michele Lascaux
                                      ----------------------------
                                   Its:   Director Contracts

                                   Date:  November 24, 1998


 Accepted and Agreed

 US Airways Group, Inc.


 By:    /s/ Thomas A. Fink
    -------------------------
 Its:  Treasurer

 Date:  November 24, 1998